November 11, 2010
First Midwest Bancorp, Inc.
Sandler O’Neill
2010 East Coast Financial Services
Investment Conference

2

Forward Looking Statements &
Additional Information
 This presentation may contain, and during this presentation our management may make statements that may constitute “forward-looking statements” within the meaning of the safe harbor provisions of the Private
 Securities Litigation Reform Act of 1995. Forward-looking statements are not historical facts but instead represent only our beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside our control. Forward-looking statements include, among other things, statements regarding our financial performance, business prospects, future growth and operating strategies, objectives and results.
 Actual results, performance or developments could differ materially from those expressed or implied by these forward-looking statements. Important factors that could cause actual results to differ from those in the forward-
 looking statements include, among others, those discussed in our Annual Report on Form 10-K, the preliminary prospectus supplement and other reports filed with the Securities and Exchange Commission, copies of which will be made available upon request. With the exception of fiscal year end information previously included in the audited financial statements in our Annual Report on Form 10-K, the information contained herein is unaudited.
 Except as required by law, we undertake no duty to update the contents of this presentation after the date of this presentation.
 The Company’s accounting and reporting policies conform to U.S. generally accepted accounting principles
 (“U. S. GAAP”) and general practice within the banking industry. As a supplement to GAAP, the Company has provided non-GAAP performance results. The Company believes that these non-GAAP financial measures are useful because they allow investors to assess the Company’s operating performance. Although the non-GAAP financial measures are intended to enhance investors’ understanding of the Company’s business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP.

3

First Midwest Presentation Index
  Who We Are
  Operating Performance
  Credit And Capital
  Market Opportunities
  Why First Midwest

4

Who We Are

McHenry
Lake
IOWA
DuPage
Cook
Scott
Kendall
Rock Island
Will
La Salle
Grundy
Lake
Knox
ILLINOIS
INDIANA
Vermilion
Champaign

Loan Mix
Deposit Mix4
  Highly Efficient Platform - $67mm
 Of Deposits Per Branch Office
  Leading Market Share In Non-
 Downtown Chicago MSA ³
  #9 In Market Share
  3 FDIC Acquisitions Since 4Q09
$5.7bn
$6.7bn
Note: Information as of 30-Sept-10.
¹ Defined as time deposits less than $100,000.
² Defined as time deposits greater than $100,000.
³ Source: SNL Financial. Non-downtown ranking and market share based on total deposits in Chicago MSA less deposits in the city of Chicago. Data as of 31-Dec-09.
4 Based on average deposit mix as of 30-Sept-10.
5 Includes $488mm in covered loans stemming from three FDIC transactions since 30-Sept-09.
Consumer
12%
Commercial
& Industrial
30%
Commercial
Real Estate
50%
Savings &
NOW
31%
Demand
19%
Money
Market
19%
Retail
Time¹
21%
Jumbo Time²
10%
Covered Loans
8%
Overview Of First Midwest
  Headquartered In Suburban
 Chicago
  $8.4bn Assets
  $5.7bn Loans (5)
  $6.7bn Deposits
  68% Transactional
  $4.3bn Trust Assets

6

Operating Performance

7

Third Quarter Results
Key Metrics	3Q10	2Q10	3Q09
	$34.9	$34.7	$30.2
Net Income (millions)	$2.6	$7.8	$3.4
Net Interest Margin	4.05%	4.21%	3.66%
Efficiency Ratio	59.9%	57.9%	59.1%
Loans (2) (billions)	$5.7	$5.4	$5.3
Avg. Transactional Deposits (billions)	$4.5	$4.3	$3.9
Tier 1 Common	10.45%	10.89%	8.43%
1 PTPP Represents Pre-Tax, Pre-Provision earnings, which is a non-GAAP financial measure. For reconciliation to GAAP measure, please refer to the appendix.
2 Includes $488mm in covered loans stemming from three FDIC transactions since 30-Sept-09.

Third Quarter Highlights
  Strong Core Earnings
  Top Line Revenues, Solid Margin
  Fee-Based Business Improvement
  Acquisition Integration
  Continued Lending; Elevated Credit Costs
  Loan Growth Offset By Remediation
  Peer Leading Capital And Liquidity

4.60
4.20
3.80
3.40
3.00
3Q09
4Q09
1Q10
2Q10
3Q10

62.00
60.00
58.00
56.00
54.00
52.00
50.00
3Q09
4Q09
1Q10
2Q10
3Q10

Pre-Tax, Pre-Provision Earnings/ RWA [2]

2.25%
2.00%
1.75%
1.50%
3Q09
4Q09
1Q10
2Q10
3Q10
FMBI
Chicago Peers[3]
Metro Peers[4]

Source: FMBI based on internal data; peer data from SNL Financial.
¹ Equal to non-interest expense divided by fully taxable equivalent (FTE) net interest income and non-interest income. Excludes nonrecurring items, sourced from SNL.
² This is a non-GAAP financial measure. For reconciliation to GAAP measure, please refer to the appendix.
³ Chicago Peers based on median of MBFI, OSBC, PVTB, TAYC and WTFC.
4 Metro Peers based on median of CATY, CBSH, CFR, FCF, FMER, FULT, MBFI, ONB, PVTB, SUSQ, UMPQ, VLY, WTFC, and WTNY.
Efficiency Ratio % ¹
Net Interest Margin %
2.18%
4.05%
58.03%
Core Business Is Solid

Continued Business Investment
  Strengthening Sales
  Sales Staff Isolated From Remediation
  Household Growth Up 10%
  JD Power Retail Client Satisfaction: Second In Midwest
  Internet Enhancement
  Streamlined Account Opening And Navigation
  34% Increase In Web Usage, 115% In Applications
  Product Enhancement
  Mortgage Program
  Overdraft Program
  E-Statements

11

Credit And Capital

  ~95% in footprint
  Diversified + granular
  Most have personal guarantees
Consumer Loans = $656mm
Home Equity
8%
Other
Consumer
1%
C&I
30%
Office,
Retail &
Industrial
22%
Residential
Construction
4%
Commercial
Construction &
Land 3%
Multi-family
6%
Other CRE
15%
Commercial Loans = $4.5bn
Real Estate - 1- 4
Family
3%
Total Loans = $5.7bn
People we know, businesses we know, markets we understand
Note: Loan data as of 30-Sept-10.
Covered 8%
Addressing Realities Of Credit Cycle
- Loan Portfolio Overview
  Branch originated
  Home equity dominated

Commercial Real Estate Loan Mix

Office
10%
Retail
7%
Industrial
14%
Residential Construction
20%
Comm. Construction and
Land
15%
Multifamily
8%
Other Commercial
26%

Real Estate Loan Type ($000s)	4Q 2007	3Q 2010	% change
Office	$ 256,211	$ 402,947	57%
Retail	$ 193,581	$ 329,153	70%
Industrial	$ 374,286	$ 483,549	29%
Residential Construction	$ 505,194	$ 226,126	-55%
Comm. Construction and Land	$ 388,193	$ 193,041	-50%
Multifamily	$ 217,266	$ 350,458	61%
Other Commercial	$ 661,480	$ 837,877	27%
Total loans	**$ 2,596,211**	**$ 2,823,151**	**9%**

Office
14%
Retail
12%
Industrial
17%
Residential Construction
8%
Comm. Construction and
Land
7%
Multifamily
12%
Other Commercial
30%

3Q10 Loan Mix

$900,000
$800,000
$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$-
4Q 2007
3Q 2010
Office
Retail
Industrial
Residential Construction
Comm. Construction and Land
Multifamily
Other Commercial

$2.8bn
2007 Loan Mix
$2.6bn

Non-Accrual Loans + 90s

$300
$200
$100
$0
$129.1
$128.4
$115.0
$148.3
$124.1
$138.7
$135.4
$112.9
$130.7
$93.4
$128.8
$71.1
$159.0
$61.5
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10

$100
$50
$0
$15.6
$10.7
$16.3
$8.4
$26.1
$5.2
$44.1
$4.5
$13.9
$10.2
$10.0
$29.6
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10

Residential Construction & Land   Portfolio Excl. Residential Construction & Land

Net Charge-Offs
Note: Excludes covered loans acquired in FDIC-assisted transactions.
NALs + 90s / Loans
Residential Construction & Land	27.5%	32.3%	34.6%	36.0%	33.8% 29.7% 27.2%
Portfolio Excl. Resi. Const. & Land	2.6%	2.4%	2.5%	2.8%	2.7% 2.6% 3.2%
Total	4.8%	4.9%	5.0%	4.8%	4.3% 3.8% 4.3%
NCOs / Avg. Loans - Annualized
Residential Construction & Land	8.91%	7.31%	4.78%	42.55%	6.00% 14.97% 7.44%
Portfolio Excl. Resi. Const. & Land	1.29%	1.33%	2.10%	3.54%	1.15% 0.83% 2.36%
Total	1.98%	1.85%	2.32%	6.17%	1.43% 1.56% 2.59%
$257.5
$263.3
$262.8
$248.3
$82.4
$38.3
$24.7
$26.3
$224.1
$18.4
$200.0
$20.2
$220.5
$31.3
$34.0
$4.4
Historical Credit Performance

Non-Performing
	$61
	$603
	2, ($15.2mm)
	100%
	98%

Performing Loans

Mix & Other 1%
Raw Land 18%
Substantially Complete 25%
In Construction 6%
Developed 50%

Non-Performing Loans

Raw Land 42%
Mix & Other 25%
Substantially Complete 10%
In Construction 2%
Developed 21%

3Q10 Loans = $226mm

Non-Accrual Loans + 90s ($mm)

$180
$120
$60
$0
$128
$148
$139
$113
$93
$71
$61
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10

Net Charge-Offs ($mm)

$40
$30
$20
$10
$0
$11
$8
$5
$38
$4
$10
$4
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10

27.5% 36.0% NCOs /Avg. Loans(1) 7.3%

4%
	Performing
Size of Portfolio ($mm)	$165
Median Loan Size ($000s)	$189
Loans > $5mm, (Total Value)	2, ($16.0mm)
% of Loans In-Market	96%
% with Current (<1 yr.) Appraisal	66%
% Maturing in 1 Year	75%	NM
NALs + 90s / Loans	32.3%	34.6%	33.8% 29.7% 27.2%	8.9%	4.8%	42.6%	6.0% 15.0% 7.4%
Note: Loan data as of 30-Sept-10.
¹ Annualized
Residential Construction

Office, Retail & Industrial

$20
$10
$0
$18
$6
$1
$3
$11
$0
$2
$12
$3
$6
$13
$2
$6
$10
$3
$10
$7
$2
$6
$8
$8
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
Office
Retail
Industrial

	Office	Retail	Industrial
Size of Portfolio ($mm)	$403	$329	$484
% Performing Loans Maturing Pre- 2012	33%	29%	25%
Median Loan Size ($000s)	$287	$314	$428
Loans > $5mm, (Total Value)	18, ($142mm)	10, ($91mm)	12, ($87mm)
Owner Occupied	30%	20%	40%
% of Loans In-Market	93%	96%	96%
NCOs YTD ($000s)	$1,586	$4,366	$870
NCO / Avg. Loans (Annualized)	53bps	179bps	25bps
Non-Accrual Loans + 90s ($mm)
3Q10 Loans: $1.2bn
Office
33%
Retail
27%
Industrial
40%
24%
Note: Loan data as of 30-Sept-10.

Delinquency Trends ($ in millions)

$150
$120
$90
$60
$30
$0
$73.9
$54.3
$26.1
$38.1
$6.0
$44.3
$4.1
$37.9
$8.0
$28.0
$6.3
$32.0
$9.1
$41.6
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
Accruing Loans 30 - 89 Days Past Due
Accruing Loans 90 Days or More Past Due

Delinquency %	1Q09	2Q09	3Q09	4Q09	1Q10	2Q10	3Q10
30-89 PD / Loans	1.0%	0.7%	0.8%	0.7%	0.5%	0.6%	0.8%
90+ PD / Loans	1.4%	0.5%	0.1%	0.1%	0.2%	0.1%	0.2%
Total PD / Loans	2.4%	1.2%	0.9%	0.8%	0.7%	0.7%	1.0%

$128.2
$64.2
$50.3
$42.0
$36.0
$38.3
$50.7
Note: Excludes covered loans acquired in FDIC-assisted transactions.

NPAs
$350
$340
$330
$320
$310
$300
$290
$280
$270
$260
$250
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10

2009
2010
$360
$340
$320
$300
$280
$260
$240
$220
$200
1st Qtr.
2nd Qtr.
3rd Qtr.
4th Qtr.

Levels Reflect Improvement; Influenced By Seasonality And Disposition Strategy
Quarterly
Year Over Year
Nonperforming Asset Trends
$s In Millions

Addressing Reality of Credit Cycle
  Problems Concentrated In Residential Construction
  Reflects Illiquidity Of Suburban Market
  Performance Influenced By Sales And Property Values
  Portfolio Exposure Reduced
  Credit Pressure Shifting
  Cash Flowing Properties
  Influenced By Consumer Demand
  Continued Investment In Remediation
  Focus On Reducing NPA Levels
  30 - 89 Day Delinquencies Down 6% From 3Q09
  Adjusting Carrying Values To Market And Disposition Strategy
  Continued Progress Influenced By Market Liquidity

14%
12%
10%
8%
6%
4%
10.45%
7.86%
9.96%
FMBI
Chicago Peers
Metro Peers

Total Capital

20%
15%
10%
5%
0%
16.83%
14.32%
15.50%
FMBI
Chicago Peers
Metro Peers

	1/6	2/15

Tier 1 RBC

20%
15%
10%
5%
0%
14.78%
12.43%
13.16%
FMBI
Chicago Peers
Metro Peers

NPA + 90 / TCE + LLR

50%
40%
30%
20%
10%
0%
34.52%
43.23%
27.95%
FMBI
Chicago Peers 1
Metro Peers 2

FMBI Rank	1/6	2/15	2/6	11/15

Leading Capital Foundation
First Midwest vs. Peers
 Source: company data and SNL Financial. FMBI as of a 30-Sept-10 and other companies as of 30-Jun-10. FMBI Tier 1 Common excludes equity credit allocated to TARP warrants.
 1 Chicago Peers based on median of MBFI, OSBC, PVTB, TAYC and WTFC.
 2 Metro Peers based on median of CATY, CBSH, CFR, FCF, FMER, FULT, MBFI, ONB, PVTB, SUSQ, UMPQ, VLY, WTFC, and WTNY.
Tier 1 Common
FMBI Rank	1/6	6/15
1
1
1
2
2
2

21

Market Opportunities

strong
and
trusted
For 70 years and counting your friends, neighbors and local businesses have chosen First Midwest as the bank they trust most.
We're focused on the financial needs of the Chicagoland area – fully capable of supporting you through lending solutions, investment strategies and everything in between.
With some 100 branches, we continue to meet the needs of thousands of businesses and individuals through deeply-rooted fiscal responsibility and a sense of purpose that drives us to help you get things done . . . no matter what it takes.
Trust your financial life to professionals who share your values and know your neighborhood. At First Midwest, we'll help all your hard work pay off.
Get connected today.
firstmidwest.com
First Midwest Bank

11 10 10 14 14
Market Disruption
  Environment Creates Opportunities

  Within Chicago Market
  ~ 40 Failures Since Start Of 2009
  ~ 45 Institutions ($14 Billion) With Texas Ratio > 100%
  Well Positioned To Benefit
  Strong Capital Position
  Solid Reputation: In Marketplace 70+ Years
  Tenured Sales Force
  Experienced Management

23
11 10 10 14 14
Acquisition Opportunities
  Selective Criteria
  Strategically And Financially Accretive

  Ability To Strengthen The Company

  Leverages Our Skills
  Local Market Knowledge
  Experienced And Successful Acquirer
  7 Deals, $2.7bn Since 2003

  FDIC Becoming More Competitive
  Deals Likely Smaller
  Eventual Shift From Assisted To Unassisted

24

Acquisition	Date	Deposit s	Core (1)	Loans	Branche s	~ House -holds	Pre- Tax Gain
First DuPage	4Q09	$232	26%	$212	1	3,000	$13
Peotone Bank And Trust	2Q10	$84	73%	$53	2	4,000	$4
Palos Bank And Trust	3Q10	$462	47%	$297	5	18,000	$0
Total		$778		$562	8	25,000	$17
Acquisitions Made
(1) Defined as total deposits less time deposits.
Expanded Footprint, Financially Accretive,
Solid Deposit Retention (90+%)
All dollar amounts in millions.

25

Why First Midwest

  Manage Through Credit Cycle
  Continued Remediation Focus
  Manage Capital And Changing Regulatory Environment
  Position For Long-term Success
  Investment In Sales
  Expand Market Presence
  Pursue Growth Opportunities
Priorities for 2010

Positioned For Long-term Success
Why First Midwest
  Strong Core
  Working Through Cycle
  Solid Capital; Liquidity
  Experienced Team
  Market Opportunities Available

28
Questions?

29

30

Appendix

First Midwest Bancorp, Inc. Press Release Dated October 20, 2010

Pre-Tax, Pre-Provision Core Operating Earnings (1)

Unaudited

(Dollar amounts in thousands)

	Quarters Ended		
	September 30, 2010	June 30, 2010	September 30, 2009
(Loss) income before income tax (benefit) expense	**$ (1,387)**	$ 7,948	$ (2,569)
Provision for loan losses	**33,576**	21,526	38,000
Pre-tax, pre-provision earnings	**32,189**	29,474	35,431
Non-Operating Items			
Securities gains (losses), net	**6,376**	1,121	(6,975)
Gain on FDIC-assisted transaction	**-**	4,303	-
Gains on early extinguishment of debt	**-**	-	13,991
Losses realized on other real estate owned	**(8,265)**	(8,924)	(1,801)
Integration costs associated with FDIC-assisted acquisitions	**(847)**	(1,772)	-
Total non-operating items	**(2,736)**	(5,272)	5,215
Pre-tax, pre-provision core operating earnings	**$ 34,925**	$ 34,746	$ 30,216
Pre-tax, pre-provision core operating earnings to risk-weighted assets	**2.18%**	2.19%	1.94%

Reconciliation of Non-GAAP Measures
($ in 000s)